Ohio National Fund, Inc.	January 29, 2019

ON Nasdaq-100® Index Portfolio

Supplement to Summary Prospectus Dated May 1, 2018

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Deane Gyllenhaal and Patrick Waddell, CFA, have been Senior Portfolio Managers of the Portfolio since May 2016. Louis Bottari has been a Senior Portfolio Manager of the Portfolio since March 2018 and previously was a Portfolio Manager of the Portfolio since May 2016. Peter Matthew has been a Portfolio Manager of the Portfolio since October 2016 and previously was an Assistant Portfolio Manager of the Portfolio since May 2016. Robert Regan has been a Portfolio Manager of the Portfolio since December 2016. Manav Verma, CFA, has been a Portfolio Manager of the Portfolio since March 2018. Dan Glenn has been a Portfolio Manager of the Portfolio since January 2019. Thomas Brussard, Jr., CFA has been an Assistant Portfolio Manager of the Portfolio since August 2016. Michael Trotter has been an Assistant Portfolio Manager of the Portfolio since June 2018.